UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013

US-LBJ Husbandry Industry Int’l, Inc.

(Exact name of registrant as specified in its charter)

California	333- 181344	45-2724562
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

699 Serramonte Blvd., Ste. 212, Daly City, CA 94015

(Address of Principal Executive Offices) (Zip Code)

(650) 530-0699

(registrant's telephone number, including area code)

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On October 30, 2013 Mingcai Wang resigned as officer and director of the corporation.  Shu Wang was appointed to serve as director, CEO and President until the next regularly scheduled board and officer elections.

Name:

Shu Wang

Graduated from:

College of Economics and Management of Northeast Forestry University

Professional:

Major in Financial accounting

Education:

Bachelor of Economics

Home address:

No.268, Room 401, Alley 538, Fuyuan Road, Baoshan District, Shanghai, China

Work experience:

1990 - 2000

Accounting, China Petroleum Marketing Northeast Company Harbin Branch

2001 - 2006

Chief Financial Officer, Shanghai Tian Sheng Investment Management Co., Ltd.

2007 - 2012

Account Manager, Hua Xin Securities Co., Ltd.

2012

Chief Executive Officer, US-LBJ Husbandry Industry Int’l, Inc.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a. None

b. Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2013

US-LBJ Husbandry Industry Int’l, Inc.

By: /s/ Shu Wang

Shu Wang, President, CEO